Exhibit 99.2

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Previous Reporting Format (Includes Email Marketing Business)
(Unaudited, in thousands, except per share data)

					YTD*				YTD*
	Q1-08	Q2-08	Q3-08	Q4-08	Q4-08	Q1-09	Q2-09	Q3-09	Q3-09

Net revenues	$152,854	$161,565	$157,409	$152,399	$624,228	$155,871	$154,691	$148,851	$459,413
Operating expenses:
Cost of revenues (exclusive of
depreciation and
amortization shown
separately below)	61,662	66,202	65,225	63,515	256,606	66,215	66,375	65,105	197,695
Selling and marketing	39,851	40,211	37,701	35,932	153,696	37,642	35,848	34,744	108,234
General and administrative	16,233	16,738	17,004	16,237	66,203	15,711	16,478	16,828	49,017
Research and development	4,059	4,163	4,094	4,564	16,888	4,230	4,395	4,872	13,497
Excise tax expense	-	2,890	-	-	2,890	-	-	-	-
Depreciation	7,247	8,600	8,274	8,748	32,869	9,091	9,538	9,881	28,510
Amortization	4,243	3,914	4,107	3,465	15,729	3,030	2,828	2,565	8,423
Restructuring costs	-	3,339	-	-	3,339	1,594	4,686	13,543	19,823
Asset impairments	-	-	249	4,030	4,279	-	-	10,937	10,937
Net legal settlements and
related expenses	-	1,608	784	(162)	2,230	-	161	51	212
Acquisition-related costs	-	-	-	-	-	340	231	41	612
Total operating expenses	133,295	147,665	137,438	136,329	554,729	137,853	140,540	158,567	436,960

Operating income (loss)	19,559	13,900	19,971	16,070	69,499	18,018	14,151	(9,716)	22,453

Other (expense) income:
Interest expense	(4,629)	(5,532)	(4,501)	(4,750)	(19,411)	(4,025)	(3,767)	(3,286)	(11,077)
Unrealized gain (loss) on
change in fair value of
interest rate swaps	(4,592)	4,223	629	(366)	(106)	941	1,145	786	2,872
Interest income	213	138	67	505	923	106	74	86	266
Other, net	837	(21)	(122)	(201)	493	62	(153)	(220)	(310)
Total other expense, net	(8,171)	(1,192)	(3,927)	(4,812)	(18,101)	(2,916)	(2,701)	(2,634)	(8,249)

Income (loss) before income taxes	11,388	12,708	16,044	11,258	51,398	15,102	11,450	(12,350)	14,204
Income tax expense	2,353	4,170	5,286	3,486	15,295	4,878	3,666	266	8,811
Net income (loss)	$9,035	$8,538	$10,758	$7,772	$36,103	$10,224	$7,784	$(12,616)	$5,393

BASIC WEIGHTED-AVERAGE
SHARES OUTSTANDING	59,331	59,419	59,461	59,166	59,356	58,815	58,840	59,049	58,907

Basic net income per share	$0.15	$0.14	$0.18	$0.13	$0.61	$0.17	$0.13	$(0.21)	$0.09

DILUTED WEIGHTED-AVERAGE
SHARES OUTSTANDING	60,497	60,603	60,535	59,741	60,477	59,347	59,439	59,049	59,457

Diluted net income per share	$0.15	$0.14	$0.18	$0.13	$0.60	$0.17	$0.13	$(0.21)	$0.09

*The sum of the quarters may differ from annual results due to rounding and the impact of the difference in weighted shares outstanding for the stand-alone periods.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
CONTINUING OPERATIONS (Excludes Email Marketing Business from Continuing Operations)
(Unaudited, in thousands, except per share data)

					YTD*				YTD*
	Q1-08	Q2-08	Q3-08	Q4-08	Q4-08	Q1-09	Q2-09	Q3-09	Q3-09

Net revenues	$151,889	$160,465	$156,532	$151,513	$620,400	$155,082	$153,933	$148,002	$457,017
Operating expenses:
Cost of revenues (exclusive of
depreciation and
amortization shown
separately below)	60,886	65,328	64,185	62,739	253,140	65,370	65,628	64,471	195,469
Selling and marketing	39,272	39,492	37,044	35,369	151,178	36,988	35,727	34,540	107,255
General and administrative	16,080	16,532	16,867	16,056	65,526	15,551	16,308	16,655	48,514
Research and development	3,759	3,813	3,793	4,324	15,697	3,878	4,105	4,575	12,558
Excise tax expense	-	2,890	-	-	2,890	-	-	-	-
Depreciation	7,058	8,331	7,934	8,364	31,687	8,631	9,091	9,458	27,180
Amortization	4,093	3,764	3,957	3,315	15,129	2,980	2,777	2,515	8,272
Restructuring costs	-	3,339	-	-	3,339	1,594	4,686	13,304	19,585
Asset impairments	-	-	249	3,197	3,446	-	-	3,615	3,615
Net legal settlements and
related expenses	-	1,608	784	(162)	2,230	-	161	51	212
Acquisition-related costs	-	-	-	-	-	340	231	41	612
Total operating expenses	131,148	145,097	134,813	133,202	544,262	135,332	138,714	149,225	423,272

Operating income (loss)	20,741	15,368	21,719	18,311	76,138	19,750	15,219	(1,223)	33,745

Other (expense) income:
Interest expense	(4,629)	(5,532)	(4,501)	(4,750)	(19,411)	(4,025)	(3,767)	(3,286)	(11,077)
Unrealized gain (loss) on
change in fair value of
interest rate swaps	(4,592)	4,223	629	(366)	(106)	941	1,145	786	2,872
Interest income	213	138	67	505	923	106	74	86	266
Other, net	837	(21)	(122)	(201)	493	62	(153)	(220)	(310)
Total other expense, net	(8,171)	(1,192)	(3,927)	(4,812)	(18,101)	(2,916)	(2,701)	(2,634)	(8,249)

Income (loss) from continuing
operations before income taxes	12,570	14,176	17,792	13,499	58,037	16,834	12,518	(3,857)	25,496
Income tax expense	2,790	4,713	5,933	4,007	17,443	5,519	4,062	699	10,279
Net income (loss) from
continuing operations	$9,780	$9,463	$11,859	$9,492	$40,594	$11,315	$8,456	$(4,556)	$15,217

Loss on discontinued operations,
net of taxes	$(745)	$(925)	$(1,101)	$(1,720)	$(4,491)	$(1,091)	$(672)	$(8,060)	$(9,824)

Net income (loss)	$9,035	$8,538	$10,758	$7,772	$36,103	$10,224	$7,784	$(12,616)	$5,393

BASIC WEIGHTED-AVERAGE
SHARES OUTSTANDING	59,331	59,419	59,461	59,166	59,356	58,815	58,840	59,049	58,907

Basic net income (loss) per share
Continuing operations	$0.16	$0.16	$0.20	$0.16	$0.68	$0.19	$0.14	$(0.08)	$0.26
Discontinued operations	(0.01)	(0.02)	(0.02)	(0.03)	(0.08)	(0.02)	(0.01)	(0.14)	(0.17)
Net income (loss) per share	$0.15	$0.14	$0.18	$0.13	$0.61	$0.17	$0.13	$(0.21)	$0.09

DILUTED WEIGHTED-AVERAGE
SHARES OUTSTANDING	60,497	60,603	60,535	59,741	60,477	59,347	59,439	59,049	59,457

Diluted net income
(loss) per share
Continuing operations	$0.16	$0.16	$0.20	$0.16	$0.67	$0.19	$0.14	$(0.08)	$0.26
Discontinued operations	(0.01)	(0.02)	(0.02)	(0.03)	(0.07)	(0.02)	(0.01)	(0.14)	(0.17)
Net income (loss) per share	$0.15	$0.14	$0.18	$0.13	$0.60	$0.17	$0.13	$(0.21)	$0.09

*The sum of the quarters may differ from annual results due to rounding and the impact of the difference in weighted shares outstanding for the stand-alone periods.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
DISCONTINUED OPERATIONS (Email Marketing Business)
(Unaudited, in thousands, except per share data)

					YTD*				YTD*
	Q1-08	Q2-08	Q3-08	Q4-08	Q4-08	Q1-09	Q2-09	Q3-09	Q3-09

Net revenues	$965	$1,100	$877	$886	$3,828	$789	$758	$849	$2,396
Operating expenses:
Cost of revenues (exclusive of
depreciation and
amortization shown
separately below)	776	874	1,040	776	3,466	845	747	634	2,226
Selling and marketing	579	719	657	563	2,518	654	121	204	979
General and administrative	153	206	137	181	677	160	170	173	503
Research and development	300	350	301	240	1,191	352	290	297	939
Depreciation	189	269	340	384	1,182	460	447	423	1,330
Amortization	150	150	150	150	600	50	51	50	151
Restructuring costs	-	-	-	-	-	-	-	239	239
Asset impairments	-	-	-	833	833	-	-	7,322	7,322
Total operating expenses	2,147	2,568	2,625	3,127	10,467	2,521	1,826	9,342	13,689

Operating loss	(1,182)	(1,468)	(1,748)	(2,241)	(6,639)	(1,732)	(1,068)	(8,493)	(11,293)

Loss before income taxes from
discontinued operations	(1,182)	(1,468)	(1,748)	(2,241)	(6,639)	(1,732)	(1,068)	(8,493)	(11,293)
Income tax benefit	(437)	(543)	(647)	(521)	(2,148)	(641)	(396)	(433)	(1,469)
Loss from discontinued
operations, net of taxes	$(745)	$(925)	$(1,101)	$(1,720)	$(4,491)	$(1,091)	$(672)	$(8,060)	$(9,824)

BASIC WEIGHTED-AVERAGE
SHARES OUTSTANDING	59,331	59,419	59,461	59,166	59,356	58,815	58,840	59,049	58,907

Basic net loss per share from
discontinued operations	$(0.01)	$(0.02)	$(0.02)	$(0.03)	$(0.08)	$(0.02)	$(0.01)	$(0.14)	$(0.17)

DILUTED WEIGHTED-AVERAGE
SHARES OUTSTANDING	60,497	60,603	60,535	59,741	60,477	59,347	59,439	59,049	59,457

Diluted net loss per share from
discontinued operations	$(0.01)	$(0.02)	$(0.02)	$(0.03)	$(0.07)	$(0.02)	$(0.01)	$(0.14)	$(0.17)

*The sum of the quarters may differ from annual results due to rounding and the impact of the difference in weighted shares outstanding for the stand-alone periods.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
AS ADJUSTED
(Unaudited, in thousands)

					YTD*				YTD*
	Q1-08	Q2-08	Q3-08	Q4-08	Q4-08	Q1-09	Q2-09	Q3-09	Q3-09

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,035	$8,538	$10,758	$7,772	$36,103	$10,224	$7,784	$(12,616)	$5,393
Loss from discontinued operations, net of taxes	$745	$925	$1,101	$1,720	$4,491	$1,091	$672	$8,060	$9,824
Income from continuing operations	9,780	9,463	11,859	9,492	40,594	11,315	8,456	(4,556)	15,217
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	7,058	8,331	7,934	8,364	31,687	8,631	9,091	9,458	27,180
Amortization	4,093	3,764	3,957	3,315	15,129	2,980	2,777	2,515	8,272
Amortization of deferred financing costs	141	141	141	141	564	141	155	159	455
Net legal settlements and related expenses	-	1,608	784	(162)	2,230	-	161	51	212
Payments for legal settlements and related expenses	-	-	(1,613)	(641)	(2,254)	-	-	-	-
Deferred income taxes, net of effect of acquisitions	(1,429)	256	10,668	4,638	14,133	(783)	577	(4,262)	(4,468)
Restructuring costs	-	3,339	-	-	3,339	1,594	4,686	13,304	19,585
Payments for restructuring costs	(929)	(709)	(2,205)	(371)	(4,214)	(726)	(1,470)	(2,594)	(4,790)
Asset impairments	-	-	249	3,197	3,446	-	-	3,615	3,615
Equity-based compensation	3,462	3,000	2,940	3,071	12,473	2,936	2,873	2,515	8,324
Excess tax benefits from share-based
payment arrangements	(23)	(809)	(140)	(177)	(1,149)	(126)	(182)	(3)	(311)
Unrealized (gain) loss on change in fair value of
interest rate swaps	4,592	(4,223)	(629)	366	106	(941)	(1,145)	(786)	(2,872)
Provision (recovery) for doubtful accounts	(442)	(25)	408	471	412	118	431	158	707
Excise tax expense	-	2,890	-	-	2,890	-	-	-	-
Changes in assets and liabilities, net of
effect of acquisitions:
Accounts receivable, net	(10,222)	(3,570)	3,115	2,796	(7,881)	(8,096)	4,505	5,801	2,210
Prepaid expenses and other assets	51	(1,202)	(636)	(2,503)	(4,290)	631	(1,180)	2,317	1,768
Accounts payable and accrued expenses	590	2,531	(708)	484	2,897	2,193	(4,809)	(1,843)	(4,462)
Net cash provided by operating activities
from continuing operations	16,722	24,785	36,124	32,481	110,112	19,867	24,926	25,849	70,642
Net cash used in operating activities
from discontinued operations	(843)	(1,049)	(1,258)	(874)	(4,024)	(1,222)	(570)	(459)	(2,251)
Net cash provided by operating activities	15,879	23,736	34,866	31,607	106,088	18,645	24,356	25,390	68,391

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(12,151)	(12,065)	(10,850)	(9,954)	(45,020)	(11,671)	(11,079)	(9,350)	(32,100)
Other investing activities	-	-	-	(681)	(681)	-	103	(2)	101
Business acquisitions, net of cash acquired	(138)	(8,305)	(21,782)	(191)	(30,416)	(7,484)	(372)	(295)	(8,151)
Net cash used in investing activities
from continuing operations	(12,289)	(20,370)	(32,632)	(10,826)	(76,117)	(19,155)	(11,348)	(9,647)	(40,150)
Net cash used in investing activities
from discontinued operations	(1,541)	(1,034)	(978)	(1,052)	(4,605)	(900)	(1,034)	(682)	(2,616)
Net cash used investing activities	(13,830)	(21,404)	(33,610)	(11,878)	(80,722)	(20,055)	(12,382)	(10,329)	(42,766)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(167,880)	(130,032)	(109,077)	(122,721)	(529,710)	(56,848)	(60,148)	(50,211)	(167,207)
Proceeds from borrowing arrangements	170,896	135,376	111,838	112,731	530,841	64,445	52,462	36,409	153,316
Payments of debt issuance costs	-	(8)	-	-	(8)	-	(5)	(142)	(147)
Repayment of shareholder notes	-	-	-	-	-	-	-	93	93
Excess tax benefits from share-based
payment arrangements	23	809	140	177	1,149	126	182	3	311
Purchase of treasury stock, at cost	(1,027)	(8,137)	(1,142)	(8,518)	(18,824)	(3,391)	(587)	(703)	(4,681)
Exercise of stock options	219	1,991	86	231	2,527	307	247	-	554
Net cash provided by (used in)
financing activities	2,231	(1)	1,845	(18,100)	(14,025)	4,639	(7,849)	(14,551)	(17,761)

Effect of exchange rate changes on cash and equivalents	214	(260)	(1,572)	(447)	(2,065)	(989)	1,396	1,282	1,689

NET INCREASE IN CASH AND EQUIVALENTS	4,494	2,071	1,529	1,182	9,276	2,240	5,521	1,792	9,553
CASH AND EQUIVALENTS, beginning of period	$18,259	$22,753	$24,824	$26,353	$18,259	$27,535	$29,775	$35,296	$27,535
CASH AND EQUIVALENTS, end of period	$22,753	$24,824	$26,353	$27,535	$27,535	$29,775	$35,296	$37,088	$37,088

*The sum of the quarters may differ from annual results due to rounding.
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